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                                                                   EXHIBIT 10.11

                        FIRST AMENDMENT TO LOAN AGREEMENT

      This First Amendment to Loan Agreement (this "AMENDMENT"), is made as of this 25th day of March 2004, by and among by and among J. Oliver Cunningham Trust dated February 26, 1971, an Indiana trust (the "CUNNINGHAM TRUST"), the Anne C. McClure Trust dated February 26, 1971, an Illinois trust (the "MCCLURE TRUST") the Jane C. Warriner Trust dated February 26, 1971, an Indiana trust (the "WARRINER TRUST" and together with the Cunningham Trust and the McClure Trust, the "OLIVER LENDERS"), Noro-Moseley Partners V, L.P., a Georgia limited partnership ("NORO-MOSELEY") Wakefield Group III, LLC a North Carolina limited liability company ("WAKEFIELD"; each of the Oliver Lenders, Noro-Moseley and Wakefield are a "LENDER" and together are the "LENDERS"), U.S. RealTel, Inc., a Delaware corporation and Cypress Communications, Inc., a Delaware corporation (each herein called a "BORROWER" and collectively, the "BORROWERS.

      WHEREAS, Borrowers and Lenders are party to that certain Loan Agreement, dated as of July 16, 2002 (as the same may be modified, amended or supplemented from time to time and as modified herein, the "LOAN AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement);

      WHEREAS, Borrowers have requested that Lenders agree to certain amendments to the Loan Agreement, as more fully described herein; and

      WHEREAS, Lenders are willing to agree to the amendments requested by Borrowers, on the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Loan Agreement, Lenders and Borrowers hereby amend the Loan Agreement and agree as follows:

1.    Amendments to Loan Agreement.

      (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Term Loan Maturity Date" in its entirety and replacing it with the following:

            "TERM LOAN MATURITY DATE" shall mean:

            (i) if on or after the date of this Amendment, the maturity date of the Senior Debt is extended beyond July 16, 2004, the earlier of (x) July 16, 2005, or (y) the Business Day immediately following the maturity, acceleration or termination of the Senior Debt (as so extended), or

            (ii) if on or after the date of this Amendment, the maturity date of the Senior Debt is not extended beyond July 16, 2004, the earlier of (x) July 16, 2005 or (ii) the Business Day immediately following the occurrence of a Qualified Refinancing Event.


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      (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definition of "Qualified Refinancing Event " thereto in the correct alphabetical order:

            "QUALIFIED REFINANCING EVENT" means the consummation of a financing transaction with a lender other than the Senior Lender, the proceeds of which are sufficient to satisfy in full the obligations of the Borrowers with respect to the Senior Debt and the Liabilities under the Loan Agreement.

2. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of and be binding upon each Lender and each Borrower and their respective successors, assigns, heirs, executors and administrators.

3. Severability. Every provision of this Amendment is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Amendment.

4. Governing Law. This Amendment shall be deemed to be made under and governed by the internal laws of the State of Georgia.

5. Entire Agreement. The Loan Agreement and other documents delivered pursuant thereto and this Amendment constitute the full and entire understanding and agreement between the Lenders and the Borrowers with regard to the subject hereof and thereof.

6. Full Force and Effect. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

7. Survival. The representations, warranties, covenants and agreements made herein shall survive the closings of the transactions contemplated hereby.

8. Headings. The titles of the sections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS HEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

                               BORROWERS:

                               U.S. REALTEL, INC., a Delaware corporation

                               By: _______________________________________
                               Name:
                               Title:


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                               CYPRESS COMMUNICATIONS, INC., a Delaware
                               corporation

                               By: _______________________________________
                               Name:
                               Title:

                               LENDERS:

                               J. OLIVER CUNNINGHAM TRUST, dated February 26, 1971, an Indiana trust

                               By: _______________________________________
                               Name:  Ross J. Mangano
                               Title: Trustee

                               ANNE. C. MCCLURE TRUST, dated February 26, 1971, an Illinois trust

                               By: _______________________________________
                               Name:  Ross J. Mangano
                               Title: Trustee

                               JANE C. WARRINER TRUST, dated February 26, 1971, an Indiana trust

                               By: _______________________________________
                               Name:  Ross J. Mangano
                               Title: Trustee

                               NORO-MOSELEY PARTNERS V, L.P., a Georgia limited partnership

                               By: _______________________________________
                               Name:
                               Title:

                               WAKEFIELD GROUP III LLC, a North Carolina limited liability company

                               By: _______________________________________
                               Name:
                               Title: